EXHIBIT 10.1

AMENDMENT NO. 1 to AMENDED AND RESTATED Credit Agreement

and Limited waiver

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER dated as of February 13, 2017 (this “Agreement”) is entered into among DIODES INCORPORATED, a Delaware corporation (the “Domestic Borrower”), DIODES INTERNATIONAL B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands and registered with the trade register of the Chambers of Commerce in the Netherlands under number 34274981 (the “Foreign Borrower” and together with the Domestic Borrower, the “Borrowers” and each, individually, a “Borrower”), certain Subsidiaries of the Domestic Borrower identified on the signature pages hereto as subsidiary guarantors (the “Subsidiary Guarantors”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

The Borrowers, Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of October 26, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

The Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to, among other things, expand the definition of Cash Equivalents to include cash equivalents in foreign currencies and held in foreign jurisdictions, as is more fully described herein.  Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Borrowers.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Defined Terms.  Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.Waivers.  Pursuant to Section 11.01 of the Credit Agreement and subject to the terms and conditions hereof, the Administrative Agent and the Required Lenders hereby waive any Events of Default that have occurred prior to the date hereof as a result of Investments made by Foreign Subsidiaries in foreign financial products that were not permitted Investments pursuant to Section 7.03 of the Credit Agreement (prior to giving effect to this Agreement) (such Events of Default, collectively, the “Foreign Investments EOD”).  For the avoidance of doubt, this waiver is effective solely as a waiver of the Foreign Investments EOD and does not constitute a waiver of any other Default or Event of Default.

3.Credit Agreement Amendments.

(a)The definition of “Cash Equivalents in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)The word “and” following clause (c) is hereby deleted;

(ii)Clause (d) is hereby amended and restated in its entirety as follows:

(d)Investments, classified in accordance with GAAP as current assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by reputable financial institutions having capital of at least $1,000,000,000 and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition; and

; and

(iii)The following language is hereby inserted as new clause (e) immediately following existing clause (d):

(e)Investments made or held in any country outside of the United States of America by any Foreign Subsidiary pursuant to that certain Investment Policy of Diodes Incorporated and Subsidiaries previously provided to the Lenders and as in effect on the date hereof.

(b)Schedule 5.08(e) of the Credit Agreement is hereby replaced in its entirety with those Investments listed on Schedule 5.08(e) attached hereto as Annex A.

4.Conditions to Effectiveness.  This Agreement shall be effective upon the Administrative Agent's receipt of the following, each of which shall be originals or electronic images in a portable document format (e.g. “.pdf” or “.tif”) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the date hereof (the first date all the conditions precedent in this Section 4 are satisfied or waived in accordance with Section 11.01 of the Credit Agreement (the “First Amendment Effective Date”)) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Required Lenders:

(a)executed counterparts of this Agreement by the Borrowers, Guarantors and Required Lenders; and

(b)such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Lenders reasonably may require.

Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, the L/C Issuer and each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto.

5.Effect of this Agreement.  Except as expressly provided herein, the Credit Agreement, the Collateral Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement, the Collateral Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Collateral Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Collateral

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Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand.  References in this Agreement to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.  References in this Agreement to the Collateral Agreement (and indirect references such as “thereunder”, “thereby”, “therein”, and “thereof”) and in any Loan Document to the Collateral Agreement shall be deemed to be references to the Collateral Agreement as modified hereby.

6.Representations and Warranties/No Default.  By their execution hereof, each Loan Party hereby represents and warrants as follows:

(a)Such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of, and the performance in accordance with their respective terms of the transactions consented to in, this Agreement and each other document executed in connection herewith to which it is a party.

(b)This Agreement and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(d)No Default or Event of Default has occurred (other than the Foreign Investments EOD) or is continuing (after giving effect to this Agreement) nor would any Default or Event of Default result after giving effect to this Agreement and the transactions contemplated hereby.

(e)No Loan Party is an EEA Financial Institution.

7.Reaffirmations.  (a) Each Loan Party agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, (b) each Loan Party confirms, ratifies and reaffirms its obligations under the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, and (c) each Loan Party agrees that, except as otherwise expressly agreed in this Agreement, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

8.Confirmation as to Dutch Collateral Documents.  Reference is made to (i) that certain Deed of Pledge of Shares dated October 20, 2016, among the Domestic Borrower, Pericom

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Semiconductor Corporation and Diodes Investment Company, as pledgors, Bank of America, N.A. as pledgee and Diodes Holding B.V., a besloten vennootschap met beperkte aansprakelijkheid (private limited company) incorporated under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands, and registered with the trade register of the Chambers of Commerce in the Netherlands under number 6523060 (“Dutch NewCo”), as company (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “NewCo Dutch Share Pledge”), (ii)  that certain Deed of Pledge of Shares dated July 21, 2016, among Dutch NewCo, as pledgor, the Administrative Agent as pledgee and the Foreign Borrower as company (the “Foreign Borrower Dutch Share Pledge”), (iii) that certain omnibus pledge agreement dated 8 January 2013, between the Foreign Borrower as pledgor and Bank of America, N.A. as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Foreign Borrower Omnibus Pledge Agreement”) and (iv) that certain omnibus pledge agreement dated July 18, 2016, between Dutch NewCo as pledgor and Bank of America, N.A. as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Dutch NewCo Omnibus Pledge Agreement”, together with the Foreign Borrower Omnibus Pledge Agreement, the Foreign Borrower Dutch Share Pledge and the NewCo Dutch Share Pledge, the “Dutch Collateral Documents”).  Each party to the Dutch Collateral Documents hereby confirms that:

(a)the Credit Agreement (as amended by this Agreement), and the other Loan Documents will remain in full force and effect and any reference in the Loan Documents to the Credit Agreement or to any provision of the Credit Agreement will be construed as a reference to the Credit Agreement, or that provision, as amended by this Agreement;

(b)notwithstanding the amendments made to the Credit Agreement pursuant to this Agreement, the Dutch Collateral Documents and the security interests created thereunder will remain in full force and effect and will continue to secure all liabilities which are expressed to be secured by them and the rights of the Loan Parties under such security interest will not be affected by this Agreement;

(c)any amount owed by any Borrower under this Agreement and the Credit Agreement (as amended by this Agreement) is part of (i) the definition of Secured Obligations (as included/defined in the Dutch Collateral Documents) and (ii) each Loan Party’s Parallel Debts (as included/defined in the Credit Agreement); and

(d)at the time of the entering into the Dutch Collateral Documents, it was their intention that the security rights created pursuant to the Dutch Collateral Documents would secure the Foreign Obligations as they may be amended, restated, supplemented or otherwise modified from time to time, including amendments to the Credit Agreement and the Loan Documents such as the amendments to be effected by this Agreement.

9.Miscellaneous

(a)Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Agreement and the parties hereto, the terms of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b)Loan Document.  This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

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(c)Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(d)Severability.  If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e)Entirety.  This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

(f)Netherlands Law. If the Foreign Borrower and/or Dutch NewCo is represented by an attorney in connection with the signing and/or execution of this Agreement or any other agreement, deed or document referred to in or made pursuant to this Agreement, it is hereby expressly acknowledged and accepted by the other parties to this Agreement that the existence or extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

[Remainder of page intentionally blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DOMESTIC BORROWER:

DIODES INCORPORATED

By:  /s/ Richard D, White

Name:  Richard D. White

Title:  Chief  Financial Officer

FOREIGN BORROWER:

DIODES INTERNATIONAL B.V.

By:  /s/ Richard D, White

Name:  Richard D. White

Title:  Managing Director A

By:  /s/ Richard D, White

Name:  Richard D. White

Title:  Managing Director B

SUBSIDIARY GUARANTORS:

DIODES INVESTMENT COMPANY

By:  /s/ Richard D, White

Name:  Richard D. White

Title:  Chief  Financial Officer

Signature Page to Amendment No. 1 to A&R Credit Agreement

Diodes Incorporated

DIODES FABTECH INC.

By:  /s/ Richard D, White

Name:  Richard D. White

Title:  Director

DIODES HOLDINGS UK LIMITED

By:  /s/ Richard D, White

Name:  Richard D. White

Title:  Director

DIODES ZETEX LIMITED

By:  /s/ Richard D, White

Name:  Richard D. White

Title:  Director

PERICOM SEMICONDUCTOR CORPORATION

By:  /s/ Richard D, White

Name:  Richard D. White

Title:  Chief  Financial Officer and Secretary

Signature Page to Amendment No. 1 to A&R Credit Agreement

Diodes Incorporated

DIODES HOLDING B.V.

By:  /s/ Richard D, White

Name:  Richard D. White

Title:  Managing Director A

By:  /s/ E. Denekamp

Name:  E. Denekamp

Title:  Managing Director

Signature Page to Amendment No. 1 to A&R Credit Agreement

Diodes Incorporated

BANK OF AMERICA, N.A.,

as Administrative Agent

By:  /s/ Mollie S Canup

Name:  Millie S. Canup

Title:Vice President

Signature Page to Amendment No. 1 to A&R Credit Agreement

Diodes Incorporated

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swing Line Lender

By:  /s/ Jennifer Yan

Name:        Jennifer Yan

Title:Senior Vice President

Signature Page to Amendment No. 1 to A&R Credit Agreement

Diodes Incorporated

COMPASS BANK,

as a Lender

By:  /s/ Jay Tweed

Name:  Jay Tweed

Title:Sr. Vice President

Signature Page to Amendment No. 1 to A&R Credit Agreement

Diodes Incorporated

CITIBANK, N.A.,

as a Lender

By:  /s/ Debbie Sowards

Name:    Debbie Sowards

Title:  SVP

Signature Page to Amendment No. 1 to A&R Credit Agreement

Diodes Incorporated

BMO HARRIS BANK N.A.,

as a Lender

By:  /s/ Michael Kus

Name:  Michael Kus

Title:Managing Director

Signature Page to Amendment No. 1 to A&R Credit Agreement

Diodes Incorporated

REGIONS BANK,

as a Lender

By:  /s/ David Baynash

Name:  David Baynash

Title:Vice President

Signature Page to Amendment No. 1 to A&R Credit Agreement

Diodes Incorporated

SILICON VALLEY BANK,

as a Lender

By:  /s/ Robert Clouse

Name:    Robert Clouse

Title:Director

Signature Page to Amendment No. 1 to A&R Credit Agreement

Diodes Incorporated

CAPITAL ONE, N.A.,

as a Lender

By:  /s/ Rene Keihn

Name:    Rene Keihn

Title:  SVP

Signature Page to Amendment No. 1 to A&R Credit Agreement

Diodes Incorporated

COMERICA BANK,

as a Lender

By:  /s/ Carl Bradley

Name:  Carl Bradley

Title:Relationship Manager

Signature Page to Amendment No. 1 to A&R Credit Agreement

Diodes Incorporated

MUFG UNION BANK, N.A.,

as a Lender

By:  /s/ Lillian Kim

Name:  Lilliam Kim

Title:Director

Signature Page to Amendment No. 1 to A&R Credit Agreement

Diodes Incorporated

WELLS FARGO BANK, N.A.,

as a Lender

By:  /s/ Mitsoo Iravani

Name:  Mitsoo Iravani

Title:Sr. Vice President

Signature Page to Amendment No. 1 to A&R Credit Agreement

Diodes Incorporated

Annex A

SCHEDULE 5.08(e)

EXISTING INVESTMENTS

Investor	Investment	Amount	Issuer	Maturity
Diodes Incorporated	Common Stock	$5,167,000	TF Semiconductor Solutions, Inc.	N/A
Diodes Incorporated	Common Stock	$403,174,000	Pericom Semiconductor Corporation	N/A
Diodes Incorporated	Common Stock	$6,107,000	Diodes FabTech Inc.	N/A
Diodes Incorporated	Common Stock	$49,261,000	Diodes Holding B.V.	N/A
Diodes Incorporated	Common Stock	$0	Diodes Investment Company	N/A
Diodes Incorporated	Common Member Interest Units	$0	Bin1 ATE, LLC	N/A
Diodes Incorporated	Common Stock	$3,200,000	Solexel, Inc.	N/A
Diodes Holding B.V.	Common Stock	49,261,000	Diodes International B.V.	N/A
Diodes International B.V.	Common Stock	$57,414,000	Diodes Taiwan Inc.	N/A
Diodes International B.V.	Common Stock	$48,000	Diodes Taiwan SARL	N/A
Diodes Taiwan S.A.R.L.	Common Stock	$0	Diodes Taiwan S.A.R.L. Taiwan Branch	N/A
Diodes International B.V.	Common Stock	$26,765,000	Eris Technology Corporation	N/A

Diodes International B.V.	Common Stock	$54,000	Diodes Korea Inc.	N/A
Diodes International B.V.	Common Stock	$101,932,000	Diodes Hong Kong Holding Company Limited	N/A
Diodes (Shanghai) Investment Company Limited	95% of the Registered Capital	$97,817,000	Shanghai Kaihong Electronic Company Limited	N/A
Diodes (Shanghai) Investment Company Limited	95% of the Registered Capital	$221,384,000	Shanghai Kaihong Technology Company Limited	N/A
Diodes (Shanghai) Investment Company Limited	Registered Capital	$16,770,000	Diodes Kaihong (Shanghai) Company Limited	N/A
Diodes Hong Kong Holding Company Limited	Registered Capital	$101,700,000	Diodes (Shanghai) Investment Company Limited	N/A
Diodes Hong Kong Holding Company Limited	Common Stock	$59,664,000	Pericom Asia Limited	N/A
Diodes Hong Kong Holding Company Limited	Common Stock	$37,815,000	PSE Technology Corporation	N/A
Diodes Hong Kong Holding Company Limited	Common Stock	$154,735,000	BCD Semiconductor Manufacturing Limited	N/A

Diodes Hong Kong Holding Company Limited	Common Stock	$43,032,000	Diodes Hong Kong Limited	N/A
Diodes (Shanghai) Investment Company Limited	Registered Capital	$50,000	Diodes Electronic (Shenzhen) Company Limited	N/A
Diodes (Shanghai) Investment Company Limited	95% of the Registered Capital	$6,424,000	Zetex Chengdu Electronic Limited	N/A
Diodes (Shanghai) Investment Company Limited	98.02% of the Registered Capital	$123,500,000	Diodes Technology (Chengdu) Company Limited	N/A
*Diodes Holding B.V.	Common Stock	$883,080	Diodes Holdings UK Limited	N/A
*Diodes Investment Company	Common Stock	$87,424,920	Diodes Holdings UK Limited	N/A
Diodes Holdings UK Limited	Common Stock	$115,783,000	Diodes Zetex Limited	Upon Demand
Diodes Zetex Limited	Common Stock	$49,363,000	Diodes Zetex Semiconductors Limited	N/A
Diodes Zetex Semiconductors Limited	Common Stock	$0	Diodes Zetex UK Limited	N/A

* The investments in and the ownership of Diodes Holdings UK Limited are subject to Schedule 6.17 of the Agreement.

Diodes Zetex Semiconductors Limited	Common Stock	$239,000	Diodes Zetex GmbH	N/A
Diodes Zetex GmbH	Common Stock	$292,000	Diodes Zetex Neuhaus	N/A
BCD Semiconductor Manufacturing Limited	Registered Capital	$45,830,000	Shanghai SIM-BCD Semiconductor Manufacturing Co., Limited	N/A
SIM-BCD Semiconductor Manufacturing Co., Inc.	Registered Capital	$19,467,000	BCD Shanghai Micro-Electronics Company Limited	N/A
BCD Semiconductor Manufacturing Limited	Common Stock	$180,000	BCD Semiconductor Limited (Hong Kong)	N/A
BCD Semiconductor Limited	Common Stock	$63,000	Excel Power Technology Limited	N/A
Pericom Semiconductor Corporation	Common Stock	$708,000	Pericom Global Limited	None
Pericom Semiconductor Corporation	5.1% Series C Preferred Stock	$1,001,918	GCT Semiconductor, Inc. (held by Parakletos@Ventures, LLC)	None
Pericom Semiconductor Corporation	Series A Preferred Stock	$221,961	Authosis, Inc.	None
Pericom Global Limited	Common Stock	$708,000	Pericom Semiconductor (HK) Limited	None
Pericom Global Limited	Common Stock	$3,500,000	Pericom International Limited	None
Pericom Asia Limited	Common Stock	$12,000,000	Pericom Technology (Yangzhou) Corporation	None
Pericom Asia Limited	Common Stock	$29,990,000	PSE Technology (Shandong) Corporation	None

Pericom Asia Limited	Common Stock	$58,329,000	Pericom Technology Inc.	None
Pericom Technology Inc.	Common Stock	$186,311	Pericom Technology Limited	None
Pericom Technology Inc.	Common Stock	$8,198,000	PTI Limited	None
Pericom Technology Inc.	Common Stock	$2,100,000	Pericom Technology (Shanghai) Co., Ltd.	None
PSE Technology Corporation	Common Stock	$12,858	AZER Limited (BVI)	None
AZER Limited (BVI)	Common Stock	$2,300,578	Jiyuan Crystal Photoelectric Frequency Technology Co. Ltd.(JCP)	None
PSE Technology Corporation	Common Stock	$12,858	Jingyue Microwave Integrated Circuit Manufacturing Co., Ltd.(JMIC)	None
Diodes Holding B.V.	Intercompany Loan	GBP 44,513,487	Diodes Holdings UK Limited	Upon Demand
Diodes Incorporated	Intercompany Loan	USD 138,791,086	Diodes FabTech Inc.	Upon Demand
Diodes FabTech Inc.	Intercompany Loan	USD 138,760,067	Diodes Investment Company	Upon Demand
PSE Technology Corporation	Intercompany Loan	USD 17,370,206	Pericom Asia Limited	Upon Demand
Diodes Zetex Limited	Intercompany Loan	USD 60,000,000	Diodes Incorporated	Upon Demand
Pericom Semiconductor Corporation	Intercompany Loan	USD 10,421,665	Pericom International Limited	Upon Demand
Pericom Semiconductor Corporation	Intercompany Loan	USD 3,647,585	Pericom Global Limited	Upon Demand
Pericom Technology Limited	Intercompany Loan	USD 6,057,825	Pericom Asia Limited	Upon Demand

Diodes Incorporated	Intercompany Loan	USD 93,424,130	Diodes Hong Kong Holding Company Limited	Upon Demand
Diodes Holdings UK Limited	Intercompany Loan	GBP 1,504,558	Diodes Zetex Limited	Upon Demand
PSE Technology Corporation	Intercompany Loan	USD 10,000,000	Diodes Hong Kong Holding Company Limited	Upon Demand
Diodes International B.V.	Intercompany Loan	USD 9,000,000	Diodes Hong Kong Holding Company Limited	Upon Demand
Diodes Holding B.V.	Intercompany Loan	USD 128,687,247	Diodes International B.V.	Upon Demand
Pericom Semiconductor Corporation	Intercompany Loan	USD 312,753	Diodes International B.V.	Upon Demand
Diodes Holding B.V.	Intercompany Loan	USD 120,872,232	Diodes International B.V.	Upon Demand
Pericom Semiconductor Corp.	Intercompany Loan	USD 127,768	Diodes International B.V.	Upon Demand
Diodes International B.V.	Intercompany Loan	USD 250,000,000	Diodes Hong Kong Holding Company Limited	Upon Demand
Shanghai Kaihong Electronics Co., Ltd	Intercompany Loan	CNY 80,000,000	Shanghai SIM - BCD Semiconductor Manufacturing Co., Limited	Upon Demand
Pericom Semiconductor Corporation	Intercompany Loan	USD 17,844,703	Pericom Asia Limited	Upon Demand
Diodes Zetex Semiconductors Limited	Intercompany Loan	GBP 983,555	Diodes Holdings UK Limited	Upon Demand
PSE Technology Corporation	Intercompany Loan	USD 2,800,000	Diodes Hong Kong Limited	Upon Demand
Pericom Technology Limited	Intercompany Loan	USD 1,200,000	Diodes Hong Kong Limited	Upon Demand
Pericom Technology Inc.	Intercompany Loan	USD 6,000,000	Diodes Hong Kong Limited	Upon Demand

Diodes Investment Company	Intercompany Loan	USD 493,114	Diodes Holding B.V.	Upon Demand
Diodes Incorporated	Loan	USD 1,500,000	TF Semiconductor Solutions, Inc.	12/31/2018

Investor	Issuer	Currency	Percent	Begin date	Ending date	($ Reporting Currency)
Pericom Technology Inc.	ALIBABA Group Holding 2.5% 28NOV2019	USD	2.50%	2015-03-19	2019-11-28	$450,549
Pericom Technology Inc.	Bank of China LTD Paris 3.85% 15JUL 2019	CNY	3.85%	2014-07-31	2019-07-15	$712,484
Pericom Technology Inc.	Bank of China LTD Paris 3.85% 15JUL 2019	CNY	3.85%	2014-07-31	2019-07-15	$712,484
Pericom Technology Inc.	AGRI BK of China Dubai 3.5% 09/04/2014-09/11/2017	CNY	3.50%	2014-09-04	2017-09-11	$861,467